-Supplement Dated February 29, 1996
to Prospectus Dated October 28, 1995
Class A, B and C Shares of:
Munder Bond Fund, Munder Intermediate Bond Fund, Munder U.S. Government
 Income Fund,
Munder Michigan Triple Tax-Free Bond Fund, Munder Tax-Free Bond Fund and
 Munder Tax-Free Intermediate Bond Fund

	The following supplements the Prospectus dated October 28, 1995 relating to Class A, B and C Shares of the Munder Bond Fund, Munder
 Intermediate Bond Fund, Munder U.S. Government Income Fund,
 Munder Michigan Triple Tax-Free Bond Fund, Munder Tax-Free Bond Fund and Munder Tax-Free Intermediate Bond Fund (the "Prospectus"):


HOW TO PURCHASE SHARES


Sales Charge Waivers - Class A Shares

	Upon notice to the Transfer Agent at the time of purchase, the initial sales charge will be waived on sales of Class A Shares to the following types of purchasers: (1) individuals with an investment account or relationship with the Advisor; (2) full-time employees and retired employees of the Advisor, employees of the Fund's Administrator, Distributor and Custodian, and immediate family members of such persons; (3) registered broker-dealers that have entered into selling agreements with the Distributor, fo full-time employees (and their families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families); (4) certain qualified employee benefit plans as defined below; and (5) financial institutions, financial planners or employee benefit plan consultants acting for the accounts of their clients.

	Sales charges will be waived for individuals who purchase Class A Shares with the proceeds of distributions from qualified retirement plans for which Munder Capital Management serves as investment advisor.

 Qualified Employer Sponsored Retirement Plans

	Upon notice to the Transfer Agent at the time of purchase, the initial sales charge will be waived on purchases by employer sponsored retirement plans which are qualified under Section
 401(a) of the Internal Revenue Code of 1986, as amended, including:
 401(k) plans, defined benefit pension plans, profit-sharing pension plans, money-purchase pension plans; and Section 457 deferred compensation plans and Section 403(b) plans
  (each, a "Qualified Employee Benefit Plan") that
 (1) invest $1,000,000 or more in C
er Funds Inc. or (2) have at least 75 eligible plan participants.
  In addition, the contingent deferred sales charge of 1% imposed on certain redemptions within one year of purchase will be waived for Qualified Employee Benefit Plan purchases that meet the above criteria. A 1% commission will be paid by the Distributor to dealers who initiate and are responsible for Qualified Employee Benefit Plan purchases that meet the above criteria.
  For purposes of the foregoing sales charge waiver, Simplified Employe mployee Benefit Plans.


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